                                                                             RCM
                                                                       STRATEGIC
                                                                          GLOBAL
                                                                      GOVERNMENT
                                                                            FUND
                                                                            1998
                                                                          ANNUAL
                                                                          REPORT

RCM STRATEGIC GLOBAL GOVERNMENT FUND
FUND HIGHLIGHTS
----------------
ANNUAL FINANCIAL INFORMATION
RCM Strategic Global Government Fund, Inc. ("RCS" or the "Fund") is a closed-end, global bond fund. The primary objective of RCS is to generate a level of income that is higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, RCS seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. In addition, the Fund seeks capital appreciation to the extent consistent with its other investment objectives.

The Fund invests at least 65% of its assets in government securities of the United States and other countries, under normal market conditions. The securities in the investment portfolio currently have an average credit-quality rating of AA and have effective maturities generally between 3 and 10 years.


FISCAL YEAR*                                                               1998          1997          1996
----------------------------------------------------------------------------------------------------------------------
Total investment income                                            $     32,730  $     34,578  $     33,013
Total investment income per share                                          1.07          1.13          1.08
Net investment income                                                    28,094        30,054        28,665
Net investment income per share                                            0.92          0.98          0.94
Net realized and unrealized gain(loss)                                  (13,362)        1,421         6,163
Net realized and unrealized gain(loss) per share                          (0.43)         0.05          0.21
Net asset value at end of year                                            11.46         11.91         11.87
Market price at end of year                                                9.88         11.16         10.63
Total return on net asset value                                            5.32%         9.66%        11.72%
Total return on market value                                              (3.11)%        14.76%        13.57%
Dividend from net investment income                                $       0.94  $       0.99  $       0.92
Effective dividend yield**                                                 9.51%         8.87%         8.65%

 * IN THOUSANDS (000'S) EXCEPT PER SHARE DATA.

** DIVIDEND DIVIDED BY YEAR-END MARKET PRICE.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
CHAIRMAN'S LETTER TO SHAREHOLDERS
-----------------------------------

                                                                           PHOTO

March 22, 1999

Dear Shareholders:

For fiscal 1998, the RCM Strategic Global Government Fund (NYSE Symbol: RCS) achieved its primary investment objective to provide shareholders with higher income than that generated by high-quality, intermediate-term U.S. debt securities. Net investment income for 1998 was $28.1 million ($0.92 per share) including a special dividend of $0.048 per share paid in addition to the regular monthly dividends of $0.074 per share. Net investment income in the prior year was $30.1 million ($0.98 per share), higher as a result of more favorable interest rates in Europe. Total dividends distributed during 1998 represented 7.9% of the portfolio's net asset value and provided shareholders with an effective dividend yield of 8.4%, based upon RCS' stock price at the end of the prior year. RCS' net asset value decreased $0.45 per share largely impacted by a significant increase in the yields of emerging market debt securities. The market price of the Fund's shares declined $1.28 per share as volatility in emerging market securities prompted a decline in market liquidity for closed-end funds investing in these markets. The Fund had total returns for the fiscal year on net asset value and market price of 5.3% and -3.1%, respectively, based on the sum of dividends paid and change in principal.

INVESTMENT PORTFOLIO CHARACTERISTICS

The average credit quality of the investment portfolio is rated AA. Approximately 80% of the debt securities held are rated AAA by either, or both, of the major credit rating agencies. Only 7% of the debt securities are rated BB, which is considered below investment grade. The largest single investment is a position of over $200 million in Federal National Mortgage Association ("FNMA") 7% mortgage pass-through securities.

As measured by the duration of the Fund's investments, the percentage contribution of each country or region to total portfolio variability, after including the impact of swap contracts, is approximately as follows: United States 28%, Canada 4%, Europe 30%, New Zealand 10% and Emerging Markets 28%. Total portfolio duration and the average effective maturity were both 5.3 years at fiscal year-end. RCS' securities at year-end were all denominated in U.S. dollars.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

CHAIRMAN'S LETTER TO SHAREHOLDERS
-------------------------------------------------

The Fund continues to derive the majority of its income from investments in the United States. Approximately two thirds of total investment income is earned from mortgage-backed securities, collateralized mortgage obligations and money market investments while emerging and developed foreign securities contributed 10% and 23% of total investment income, respectively.

COMPARATIVE INVESTMENT PERFORMANCE

RCS' -3.1% return on market price and 5.3% return on net asset value for the fiscal year compared to returns of 14.8% on market price and 9.7% on net asset value last year. Global investors reappraisal of the value of emerging market debt subsequent to Russia's default was the principal cause of RCS' lower capital performance and higher relative volatility in net asset value. The comparative fiscal 1998 benchmark returns, representing the average market performance for the major sectors in which the Fund invests, are 6.7% for the Salomon Brothers Mortgage Security Index, 10.7% for the Salomon Brothers World Government Bond Index (Hedged) and -15.8% for the J.P. Morgan Emerging Market Bond Index. Inside, you will find more discussions that describe the investment strategies employed in response to last year's economic and market conditions.

                                                                                       FISCAL
REFERENCE RETURNS*                                                                       1998
---------------------------------------------------------------------------------------------
RCS return on market price**                                                            -3.1%
RCS return on net asset value**                                                          5.3%
Salomon Brothers Mortgage Security Index                                                 6.7%
Salomon Brothers World Government Bond Index (Hedged)                                   10.7%
J.P. Morgan Emerging Market Bond Index                                                 -15.8%

* REFERENCE RETURNS ARE USED FOR COMPARISON TO TOTAL RETURN ON NET ASSET VALUE AND REPRESENT THE MAJOR MARKET SECTORS IN WHICH THE PORTFOLIO IS PERMITTED TO INVEST. THE SALOMON BROTHERS MORTGAGE SECURITY INDEX INCLUDES VARIOUS TYPES OF MORTGAGE SECURITIES, INCLUDING 30-YEAR FNMA/GNMA ISSUES, 20-YEAR FHLMC ISSUES, 15-YEAR FHLMC/FNMA/GNMA ISSUES AND FHA PROJECT NOTES. THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (HEDGED) IS A MARKET CAPITALIZATION BOND INDEX THAT INCLUDES LOCAL GOVERNMENT BOND MARKET RETURNS HEDGED INTO U.S. DOLLAR RETURNS OF TWELVE COUNTRIES THAT ARE FREELY OPEN TO FOREIGN INVESTORS. THE J.P. MORGAN EMERGING MARKET BOND INDEX INCLUDES APPROXIMATELY $110 BILLION IN FACE VALUE OUTSTANDING, DOLLAR-DENOMINATED, RESTRUCTURED SOVEREIGN BONDS.

** RCS RETURNS ARE CALCULATED ASSUMING REINVESTMENT OF DIVIDENDS AT THE ACTUAL
   AVERAGE MARKET PRICE OBTAINED BY THE FUND'S TRANSFER AGENT.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

CHAIRMAN'S LETTER TO SHAREHOLDERS
-------------------------------------------------

STOCK PRICE DISCOUNT TO NET ASSET VALUE

The average percentage stock price discount to net asset value increased from 8.3% in fiscal 1997 to 11.4% in fiscal 1998. The differences between the value per share of the Fund's investments and RCS' stock price at fiscal year-end 1998 and 1997 were $1.57 from $0.75, respectively. Although it is not possible to determine the causes of investor behavior, it appears that anxieties regarding emerging markets adversely impacted RCS' stock price in relation to the better performance in the value of the Fund's investments. Dresdner RCM Global Investors Inc. ("Dresdner RCM"), the investment manager of RCS, expects less disruption in global bond markets this year which, hopefully, will benefit RCS' stock price.

YEAR 2000

We would also like to take this opportunity to assure shareholders that Dresdner RCM has informed your Board of Directors that they have committed considerable effort and resources to avoid difficulties related to the so-called "Y2K" effect associated with the year 2000. Please refer to page 6 of the Manager Discussion and Analysis for more information on this important topic.

I encourage you to visit RCS' Website, www.RCSfund.com, for updated information regarding RCS. The Board of Directors, Officers and investment manager appreciate your support and investment in the stock of RCS.

Sincerely,
/s/ GARY SCHREYER

Gary Schreyer
CHAIRMAN OF THE BOARD AND PRESIDENT

RCM STRATEGIC GLOBAL GOVERNMENT FUND
MANAGER DISCUSSION AND ANALYSIS
---------------------------------

REGIONAL PORTFOLIO COMPOSITION. RCS held broad diversification across regions and bond market industries in 1998. Average allocations to key regions around the world were North America (United States and Canada, 31.2% of total), Europe (33.9%), Oceania (New Zealand 2.4%) and Emerging Markets (32.5%) when measured on the basis of interest rate risk or "duration". At fiscal year-end, the allocations were North America (32.1%), Europe (30.2%), Oceania (9.4%) and Emerging Markets (28.3%).

U.S. investments were predominantly mortgage "pass-through" securities. Pass-throughs provide substantial yield above other U.S. securities and have principal and interest guaranteed by the U.S. government or government-sponsored agencies. The total return on pass-throughs is sensitive to prepayment of the underlying mortgage loans, and, as a result, the effective maturities of these investments will be shorter than stated maturities. Lower U.S. interest rates prompted faster prepayments in the portfolio's holdings of pass-throughs with coupons of 7.5% and 8.0%. Reinvestment of cash flow and new TBA positions were made in coupons of 6.5% and 7.0% that have proportionately lower prepayment risk. To diversify U.S. holdings and take advantage of relative cheapness opportunities, RCS held new positions in investment-grade corporates and commercial mortgage-backed securities. The average credit rating for these new assets was A+. Both of these asset classes should make significant contributions to the realization of 1999 dividend goals. Within the North American exposure, the investment mix was 61.7% mortgage pass-throughs, 19.1% investment-grade corporates, 12.8% commercial mortgage-backed securities and 6.4% collateralized mortgage obligations measured on the basis of interest rate risk sensitivity.

Exposure to Europe and Oceania was composed of U.S dollar positions held through interest rate swaps, a strategy employed by RCS since 1995. Swaps are often a more efficient way to effectively hold foreign bonds without taking currency risk, and hence help RCS achieve its goals. They allow RCS to benefit from stable or declining foreign interest rates while avoiding foreign currency exchange risk since all interest payments and any future gains or losses are in U.S. dollars. In the period, these positions contributed 7.7% of investment income. Positions at year-end included Switzerland and New Zealand, as detailed on page 11, to take advantage of yield spread opportunities in these two countries. Prior European swap positions matured during 1998. With less favorable yield opportunities in Europe, its past contribution to income was shifted to the United States in the new corporate and commercial mortgage positions.

RCS' emerging market investments historically have been predominantly in Latin American markets: Argentina, Mexico and Panama. In early 1999, Brazil's currency devalued. Prior to that devaluation,

RCM STRATEGIC GLOBAL GOVERNMENT FUND

MANAGER DISCUSSION AND ANALYSIS
----------------------------------------------

the overall exposure to Latin America was diversified by reducing Latin America exposure in favor of Poland, Korea and the Philippines. These three new countries have best weathered the volatility of 1998 brought on by Russia's default. As part of the overall allocation in emerging markets, RCS has $20 million in notional swap positions indexed to the J.P. Morgan Emerging Market Bond Index Plus ("EMBI+") included in the swap schedule on page 11. The EMBI+ is an index of actively traded U.S. dollar-denominated debt instruments from the following thirteen emerging countries (in order of market capitalization):
Brazil, Argentina, Mexico, Russia, Venezuela, Ecuador, Poland, Nigeria, Bulgaria, The Philippines, Peru, Morocco and Panama. The EMBI+ swaps allow RCS to hold a geographically diversified basket of exposures to emerging market positions. The overall exposure makes important contributions to income.

FINANCIAL LEVERAGE is an integral part of Dresdner RCM's income and duration management strategies for RCS. Transactions that are financed create financial leverage and allow RCS to earn the spread between the yield of the underlying security and short-term interest rates. A financed transaction has three important effects: (1) it increases income to the extent of the interest rate spread, (2) it increases overall duration risk, and (3) it adds sensitivity to rising short-term interest rates. As leverage, these transactions are limited by regulations. To manage overall duration, RCS sells U.S. Treasury bonds on a forward commitment basis. RCS averaged $59 million in bonds sold forward during the year. At year-end, there was $73.7 million in similar positions, as detailed on page 11, compared to $90.8 million at prior fiscal year-end.

Financed mortgage-backed securities, "mortgage dollar rolls," contributed $2.8 million in income in 1998 on average volume of $221 million. The income contribution appears on the Statement of Operations as Fee Income. At period-end, there was $303 million in mortgage dollar rolls compared to $191 million at prior fiscal year-end. New positions totaling $109 million in U.S. investment-grade corporates and commercial mortgage-backed securities were financed by short-term borrowing through repurchase agreements on mortgage pass-throughs. To limit the effect of leverage, the Fund has segregated $346.6 million in high credit quality, liquid investments.

Since 1994, RCS has used interest rate swaps for managing income and duration. For income, RCS averaged $321 million in notional interest rate swaps on Canadian, European and New Zealand interest rates and $20 million in notional amount on emerging markets. The income contribution from swaps was $3.8 million and is included in the Fund's interest income. At period-end, there were

RCM STRATEGIC GLOBAL GOVERNMENT FUND

MANAGER DISCUSSION AND ANALYSIS
----------------------------------------------

$145 million notional interest rate swaps based on European and emerging market interest rates. In 1998, RCS sold $164 million in notional U.S. interest rate swaps that served to lock the cost of financing on mortgage dollar roll positions.

DISCOUNT. During 1998, RCS' stock traded at a price 11.4% below its net asset value on average, compared to 8.3% in fiscal 1997. Dresdner RCM is responsible for the net asset value performance of the Fund. The stock price of RCS is affected by factors outside of the direct control of Dresdner RCM, including the phases of the interest rate cycle, the stock market in general, and specific supply and demand characteristics of RCS. The wider discount in 1998 appears to be a reaction to emerging market volatility in the third quarter. In achieving the goals of RCS, Dresdner RCM uses the income and duration management tools available to it under the closed-end format.

MARKET OUTLOOK. The Asian crisis and its effect on the global economy began in the summer of 1997, reaching a peak in 1998. Looking to 1999, Dresdner RCM anticipates the global economy will slow but will be positioned for future recovery. Emerging markets are likely to experience better liquidity and renewed investor interest. Inflation should remain muted by historical standards. Interest rates in the United States should be relatively stable which is a favorable environment for the high-quality, higher yielding securities in RCS. Dresdner RCM will continue to position the Fund globally towards achievement of its goals.

YEAR 2000. Beginning with a study initiated in 1996 that detailed the need to replace the core portfolio accounting system with new Y2K-compliant technology, Dresdner RCM has made Year 2000 readiness a priority.

A three-step process has been established to address Y2K dating issues. The first objective is to make critical in-house applications compliant by the end of the first quarter of 1999, either through upgrading or the acquisition of new technology. These applications include portfolio accounting and trade support. The second objective is to ensure critical vendor systems (including Custody and Transfer Agent) are Y2K-compliant by mid-1999. The third objective is to perform all other upgrades necessary to make the company's internal environment fully compliant. As a result, no disruption to client services is anticipated before, during or after the turn of the century.

However, while Dresdner RCM is taking all precautions as an organization, Y2K problems could adversely affect countries and companies in which the Fund invests and might impact the Fund's investment return.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
RCS INVESTMENT INCOME SUMMARY
---------------------------------
(UNAUDITED)

                                                              1998       1998       1997       1997
                                                         PERCENTAGE   (000'S)  PERCENTAGE   (000'S)
---------------------------------------------------------------------------------------------------
UNITED STATES
  Mortgage Pass-Throughs                                     49.6%    $16,244      41.0%  $  14,197
  Mortgage Dollar Rolls                                       8.4%      2,758       4.4%      1,529
  Mortgage Projects/CMO's                                     6.2%      2,036      18.8%      6,485
  Cash & Other                                                1.8%        571       1.7%        576
  Corporate Bonds                                             0.8%        274         --         --
---------------------------------------------------------------------------------------------------
  Total United States                                        66.8%     21,883      65.9%     22,787
---------------------------------------------------------------------------------------------------
DEVELOPED FOREIGN
  Canada                                                      2.2%        728       4.4%      1,519
  Germany                                                     2.1%        690       4.1%      1,401
  The Netherlands                                             1.8%        579       2.8%        960
  Switzerland                                                 1.4%        453       0.6%        205
  Belgium                                                     1.1%        362       1.8%        626
  Finland                                                     0.9%        284       1.4%        494
  New Zealand                                                 0.4%        125         --         --
---------------------------------------------------------------------------------------------------
  Total Developed Foreign                                     9.9%      3,221      15.1%      5,205
---------------------------------------------------------------------------------------------------
EMERGING MARKETS
  Argentina                                                   6.4%      2,109       6.3%      2,196
  Mexico                                                      5.7%      1,881       6.1%      2,095
  Panama                                                      4.6%      1,500       3.2%      1,112
  Poland                                                      2.1%        674         --         --
  Korea                                                       1.9%        630         --         --
  Brazil                                                      0.5%        161       2.9%      1,015
  Other                                                       2.1%        671       0.5%        168
---------------------------------------------------------------------------------------------------
  Total Emerging Markets                                     23.3%      7,626      19.0%      6,586
---------------------------------------------------------------------------------------------------
  Total RCS Investment Income                               100.0%    $32,730     100.0%  $  34,578
---------------------------------------------------------------------------------------------------

RCM STRATEGIC GLOBAL GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS
-------------------------
JANUARY 31, 1999

                                                                                         MARKET
COUNTRY/  PRINCIPAL                                                                  VALUE(US$)
CURRENCY    (000's)   DESCRIPTION                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------

DEBT SECURITIES - 207.0%*
ARGENTINA -- 4.3%
USD                   Republic of Argentina
              5,000    5.75%, Step-Up Coupon, 03/31/23                            $  3,431,500
              4,000    8.38%, 12/20/03                                               3,504,000
              5,000    9.75%, 09/19/27                                               4,112,500
              4,000   10.95%, 11/01/99                                               4,000,000
                                                                                  -------------
                      Total Argentina                                               15,048,000
                                                                                  -------------
CANADA -- 1.6%
USD                   Quebec Province
              5,000    7.13%, 02/09/24                                               5,502,500
                                                                                  -------------
KOREA -- 3.0%
USD                   Korea Electric and Power
             11,500    7.00%, 02/01/27                                              10,422,450
                                                                                  -------------
MEXICO -- 5.1%
USD                   United Mexican States
              6,000    9.75%, 02/06/01                                               6,096,000
              7,000   11.38%, 09/15/16                                               7,210,000
              4,326   11.50%, 05/15/26                                               4,563,930
                                                                                  -------------
                      Total Mexico                                                  17,869,930
                                                                                  -------------
PANAMA -- 3.4%
USD                   Republic of Panama
              4,000    7.88%, 02/13/02, 144A**                                       3,800,000
              9,300    8.88%, 09/30/27                                               8,189,580
                                                                                  -------------
                      Total Panama                                                  11,989,580
                                                                                  -------------
PHILIPPINES -- 1.5%
USD                   Republic of Philippines
              5,000    9.88%, 01/15/19                                               5,137,500
                                                                                  -------------
POLAND -- 3.7%
USD                   Republic of Poland
             14,000    5.00%, Step-Up Coupon, 10/27/14                              13,055,000
                                                                                  -------------
UNITED STATES -- 184.4%
USD                   MORTGAGE-BACKED SECURITIES -- 154.1%
             31,935   FNMA    6.50%,  2024 - 2029                                   32,238,457
             33,785   GNMA    7.00%,  2024 - 2028                                   34,640,072

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JANUARY 31, 1999

                                                                                         MARKET
COUNTRY/  PRINCIPAL                                                                  VALUE(US$)
CURRENCY    (000's)   DESCRIPTION                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------
USD                   MORTGAGED-BACKED SECURITIES - (CONTINUED)
              5,627   FNMA    7.00%,  2027 - 2028                                 $  5,752,105
             44,676   GNMA    7.50%,  2006 - 2028                                   46,174,535
             18,074   FNMA    7.50%,  2026 - 2028                                   18,614,841
             72,639   FHLMC   7.50%,  2025 - 2026                                   74,814,349
              3,175   GNMA    8.00%,  2016 - 2022                                    3,330,114
              3,702   FHLMC   8.00%,  2024                                           3,842,461
                384   GNMA    8.50%,  2016 - 2023                                      408,210
             97,000   FNMA    6.50%,  2029 TBA                                      97,921,500
            201,000   FNMA    7.00%,  2029 TBA                                     205,486,320
              9,482   FHA Project Pool 56,  7.43%,  11/01/22                         9,511,363
              5,811   FHA Project Pool 144 S, 7.43%,  06/01/24                       5,857,831
                                                                                  -------------
                      Total Mortgage-Backed Securities                             538,592,158
                                                                                  -------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.8%
                      DLJ Mortgage Acceptance Corp.
              1,000   Series 1994-MF11, Class A2 8.10%, 06/18/04                     1,063,690
              4,850   Series 1994-MF11, Class A3 8.10%, 06/18/04                     5,122,037
                      FHLMC
             17,932   Series 1667, Class PE 6.00%, 03/15/08                         18,088,905
                      G E Capital Mortgage Services, Inc.
              3,951   Series 1994-12, Class B1 6.00%, 04/25/09                       3,776,698
                      Merrill Lynch Mortgage Investors, Inc.
              3,295   Series 1998-C3, Class A2 5.87%, 12/15/30                       3,294,871
                      Mortgage Capital Funding, Inc.
             15,000   Series 1998-MC3, Class A2 6.34%, 11/18/31                     15,427,734
              5,000   Series 1998-MC3, Class B 6.54%, 11/18/31                       5,120,313
             10,000   Series 1998-MC2, Class C 6.73%, 06/18/08                      10,230,859
                                                                                  -------------
                      Total Collateralized Mortgage Obligations                     62,125,107
                                                                                  -------------
                      CORPORATE BONDS -- 12.5%
              7,000   Associates Corp. NA 5.75%, 11/01/03                            7,112,350
              3,000   BankAmerica Corp. 7.13%, 03/01/09                              3,299,970
              7,500   CSX Corp. 6.25%, 10/15/08                                      7,690,950
              7,500   Coca-Cola Enterprises Inc. 5.75%, 11/01/08                     7,543,725
              2,500   Ford Motor Company 6.63%, 10/01/28                             2,608,200
              5,000   General Motors Accept. Corp. 5.75%, 11/10/03                   5,063,850

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JANUARY 31, 1999

                                                                                         MARKET
COUNTRY/  PRINCIPAL                                                                  VALUE(US$)
CURRENCY    (000's)   DESCRIPTION                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------
USD                   CORPORATE BONDS - (CONTINUED)
              5,000   MCI Worldcom Inc. 6.25%, 08/15/03                           $  5,174,850
              5,000   Sprint Capital Corp. 6.88%, 11/15/28                           5,334,500
                                                                                  -------------
                      Total Corporate Bonds                                         43,828,395
                                                                                  -------------
TOTAL DEBT SECURITIES -- (COST $717,167,561)                                       723,570,620
                                                                                  -------------
SHORT-TERM INVESTMENT -- 3.0%
UNITED STATES -- 3.0%
USD                   MONEY MARKET FUND -- 3.0% (NOTE 1)
          10,548,513  SSgA U.S. Government Money Market Fund                        10,548,513
                                                                                  -------------
TOTAL SHORT-TERM INVESTMENT -- (COST $10,548,513)                                   10,548,513
                                                                                  -------------
TOTAL INVESTMENTS -- 210.0% (COST $727,716,074)                                    734,119,133
                                                                                  -------------
Payable for Investments Purchased -- (86.5)%                                      (302,284,063 )
Payable for Reverse Repurchase Agreements -- (23.2)%                               (81,127,000 )
Payable for Investment Sold on a Forward Commitment Basis, net -- (23.2)%+         (81,014,228 )
Other Assets Less Liabilities -- 22.9%++                                            79,903,622
                                                                                  -------------
NET ASSETS -- 100.0%                                                              $349,597,464
                                                                                  -------------
                                                                                  -------------

TERMS
FHA       -- Federal Housing Administration
FHLMC     -- Federal Home Loan Mortgage Corporation
FNMA      -- Federal National Mortgage Association
GNMA      -- Government National Mortgage Association
TBA       -- To Be Announced, Standard Settlement
USD       -- United States Dollar

 * PERCENTAGE OF NET ASSETS
** SECURITY PURCHASED PURSUANT TO RULE 144A OF THE SECURITIES ACT OF 1933 AND
   MAY BE RESOLD ONLY TO QUALIFIED INSTITUTIONAL BUYERS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JANUARY 31, 1999

+ On a forward commitment basis, the Fund has agreed to sell the following U.S.
  Treasury securities:

                                                                      MARKET
          PRINCIPAL                                               VALUE(US$)
CURRENCY    (000's)   DESCRIPTION                                   (NOTE 1)
----------------------------------------------------------------------------
USD       $  73,720   U.S. Treasury Bonds 6.00%, 02/15/26        $80,861,994
          ---------                                             ------------
          $  73,720   (Proceeds $79,198,194)                     $80,861,994
          ---------                                             ------------
          ---------                                             ------------

--------------------------------------------------------------------------------

++ As of January 31, 1999, the Fund had the following outstanding interest rate swap agreements denominated in U.S. dollars - (Note 1):

           COUNTER-
NOTIONAL      PARTY                                         SWAP                        UNREALIZED
  AMOUNT     CREDIT                       TERMINATION   MATURITY      RATE    RATE    APPRECIATION
 (000'S)  RATING(E) COUNTRY                      DATE       DATE  RECEIVED    PAID  (DEPRECIATION)
--------------------------------------------------------------------------------------------------
$ 50,000          A New Zealand              11/24/00   11/24/03   6.30%     4.98%(a)  $   (30,400)
  35,000          A Switzerland              11/25/00   11/25/08   3.26%     1.68%(b)      249,620
  40,000         AA Switzerland               6/19/00    6/19/08   3.67%     2.18%(b)    1,431,480
  10,000         AA EMBI+ Index(d)            12/8/99    12/8/99   9.65%     6.05%(c)   (2,898,630)
  10,000         AA EMBI+ Index(d)            4/24/00    4/24/00   9.56%     5.91%(c)   (2,840,310)
--------------------------------------------------------------------------------------------------
$145,000                                                                             $(4,088,240)
--------------------------------------------------------------------------------------------------

(a) FLOATING RATE BASED ON THE COUNTRY'S INTERBANK OFFERED RATE, BUT FIXED THROUGH TERMINATION DATE.

(b) FLOATING RATE BASED ON THE COUNTRY'S INTERBANK OFFERED RATE.

(c) FLOATING RATE BASED ON THE J.P. MORGAN EMERGING MARKET BOND INDEX PLUS (EMBI+), BUT FIXED THROUGH TERMINATION DATE.

(d) THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (EMBI+) IS A TOTAL RETURN INDEX TRACKING THE TRADED U.S. DOLLAR DENOMINATED DEBT INSTRUMENTS OF SEVERAL EMERGING MARKET COUNTRIES. FINAL PAYMENT WILL BE ADJUSTED BASED ON THE PERFORMANCE OF THE UNDERLYING INDEX OVER THE TERM OF THE AGREEMENT.

(e) UNAUDITED.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
JANUARY 31, 1999

     ASSETS:
     Investments, at value -- (Note 1)
       (cost $717,167,561)                                                                                      $      723,570,620
     Cash equivalents -- (Note 1)                                                                                       10,548,513
     Receivable for investments sold -- (Note 1)                                                                        79,151,943
     Interest receivable                                                                                                 5,581,253
                                                                                                                ------------------
         Total Assets                                                                                                  818,852,329
                                                                                                                ------------------
     LIABILITIES:
     Payable for investments purchased -- (Note 1)                                                                     302,284,063
     Payable for reverse repurchase agreements -- (Note 1)                                                              81,127,000
     Investments sold on a forward commitment basis, net -- (Note 1)                                                    81,014,228
     Payable on interest rate swap contracts, net -- (Note 1)                                                            4,088,240
     Payable for reverse repurchase interest -- (Note 1)                                                                   147,939
     Deferred fee income -- (Note 1)                                                                                       101,310
     Payable for:
       Investment management fees -- (Note 2)                                                                              279,385
       Professional fees                                                                                                    94,822
       Administration fees -- (Note 2)                                                                                      44,725
       Custodial fees                                                                                                       36,364
       Directors' fees                                                                                                      15,963
       Other expenses                                                                                                       20,826
                                                                                                                ------------------
         Total Liabilities                                                                                             469,254,865
                                                                                                                ------------------
     NET ASSETS                                                                                                 $      349,597,464
                                                                                                                ------------------
                                                                                                                ------------------
     NET ASSETS CONSIST OF:
     Paid-in capital -- (Note 3)                                                                                $      380,711,199
     Accumulated undistributed net investment income                                                                     3,031,956
     Accumulated net realized loss on investments, interest rate swaps, and
       forward commitments                                                                                             (34,796,710)
     Net unrealized appreciation on investments, interest rate swaps and
       forward commitments                                                                                                 651,019
                                                                                                                ------------------
     NET ASSETS                                                                                                 $      349,597,464
                                                                                                                ------------------
                                                                                                                ------------------
     NET ASSET VALUE PER SHARE
     (30,515,800 shares outstanding)                                                                            $            11.46
                                                                                                                ------------------
                                                                                                                ------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF OPERATIONS
-------------------------
FOR THE YEAR ENDED JANUARY 31, 1999

     INVESTMENT INCOME:
     Income:
       Interest                                                                                                   $     29,972,338
       Fee income -- (Note 1)                                                                                            2,757,571
                                                                                                                  ----------------
     Total investment income                                                                                            32,729,909
                                                                                                                  ----------------
     Expenses:
       Investment management fees -- (Note 2)                                                                            3,365,871
       Interest expense -- (Note 1)                                                                                        365,212
       Administration fees -- (Note 2)                                                                                     303,620
       Custodial fees                                                                                                      192,987
       Professional fees                                                                                                   187,279
       Directors' fees and expenses                                                                                         78,067
       Insurance expense                                                                                                    41,143
       Printing and postage expenses                                                                                        40,739
       Registration and filing fees                                                                                         29,942
       Transfer agent fees                                                                                                  23,594
       Other expenses                                                                                                        7,665
                                                                                                                  ----------------
     Total expenses                                                                                                      4,636,119
                                                                                                                  ----------------
     Net investment income                                                                                              28,093,790
                                                                                                                  ----------------
     NET REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain on investments, interest rate swaps and forward commitments                                      12,672,296
     Net change in unrealized depreciation on investments, interest rate swaps, and forward commitments                (26,033,904)
                                                                                                                  ----------------
     Net realized and unrealized loss on investments                                                                   (13,361,608)
                                                                                                                  ----------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $     14,732,182
                                                                                                                  ----------------
                                                                                                                  ----------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------

                                                                                                  YEAR ENDED           YEAR ENDED
                                                                                            JANUARY 31, 1999     JANUARY 31, 1998
                                                                                          -------------------  -------------------
     OPERATIONS:
     Net investment income                                                                 $      28,093,790    $      30,054,331
     Net realized gain (loss) on investments, interest rate swaps, and forward
       commitments                                                                                12,672,296           (7,145,875)
     Net change in unrealized appreciation (depreciation) on investments, interest rate
       swaps, and forward commitments                                                            (26,033,904)           8,567,348
                                                                                          -------------------  -------------------
     Net increase in net assets resulting from operations                                         14,732,182           31,475,804

     DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income -- (Note 1)                                            (28,562,789)         (30,149,611)
                                                                                          -------------------  -------------------
     Net increase (decrease) in net assets                                                       (13,830,607)           1,326,193

     NET ASSETS:
     Beginning of period                                                                         363,428,071          362,101,878
                                                                                          -------------------  -------------------
     End of period*                                                                        $     349,597,464    $     363,428,071
                                                                                          -------------------  -------------------
                                                                                          -------------------  -------------------

   * Includes accumulated undistributed (distributions in excess of) net investment
     income                                                                                $       3,031,956    $      (1,044,555)
                                                                                          -------------------  -------------------
                                                                                          -------------------  -------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF CASH FLOWS
-------------------------
FOR THE YEAR ENDED JANUARY 31, 1999

     CASH FLOWS FROM OPERATING ACTIVITIES:
      Investment income received                                                                                 $      23,962,614
      Operating expenses paid                                                                                           (4,339,360)
      Purchase of long-term portfolio investments*                                                                  (1,311,181,870)
      Proceeds from disposition of long-term portfolio investments*                                                  1,240,545,418
                                                                                                                 -----------------
      Net cash used in operating activities                                                                            (51,013,198)
                                                                                                                 -----------------
     CASH FLOWS FROM FINANCING ACTIVITIES:
      Net proceeds from reverse repurchase agreement                                                                    81,127,000
      Net proceeds from dollar roll transactions                                                                         2,766,796
      Dividends paid from net investment income                                                                        (28,562,789)
                                                                                                                 -----------------
      Net cash provided by financing activities                                                                         55,331,007
                                                                                                                 -----------------
      Net increase in cash                                                                                               4,317,809
      Cash and equivalents at beginning of year                                                                          6,230,704
                                                                                                                 -----------------
      Cash and equivalents at end of year                                                                        $      10,548,513
                                                                                                                 -----------------
                                                                                                                 -----------------
     RECONCILIATION OF RESULTS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
      Net increase in net assets resulting from operations                                                       $      14,732,182
      Increase in investments                                                                                         (189,125,072)
      Net realized gain on investments and forward commitments                                                         (12,672,296)
      Net unrealized depreciation on investments                                                                        13,857,045
      Change in:
        Receivable for investments sold                                                                                 18,099,904
        Net unrealized depreciation on interest rate swaps                                                              11,186,544
        Interest receivable                                                                                             (1,484,899)
        Payable for investments purchased                                                                              111,260,047
        Payable for investments sold on a forward commitment basis                                                     (16,911,081)
        Payable for reverse repurchase interest                                                                            147,939
        Payable for expenses                                                                                              (103,511)
                                                                                                                 -----------------
      Net cash used in operating activities                                                                      $     (51,013,198)
                                                                                                                 -----------------
                                                                                                                 -----------------
     * PURCHASES AND PROCEEDS INCLUDE SECURITIES TRADED ON A FORWARD COMMITMENT BASIS THAT ARE NOT INCLUDED IN
       THE FUND'S PORTFOLIO TURNOVER RATE.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
FINANCIAL STATEMENTS
------------------------------

For a share outstanding throughout each fiscal year or period:

                                                                                                                  2/24/94*
                                                                                                                   THROUGH
                                                                    1998         1997         1996         1995   1/31/95**
                                                              ----------   ----------   ----------   ----------   --------
PER SHARE OPERATING PERFORMANCE (a):
  Net asset value, beginning of period                         $   11.91    $   11.87    $   11.64    $   10.85   $  12.50
                                                              ----------   ----------   ----------   ----------   --------
  Net investment income                                             0.92         0.98         0.94         0.96       0.83
  Net realized and unrealized gain (loss)                          (0.43)        0.05         0.21         0.72      (1.71)
                                                              ----------   ----------   ----------   ----------   --------
  Net increase (decrease) in net assets resulting from
    operations                                                      0.49         1.03         1.15         1.68      (0.88)
  Less distributions:
    Dividends from net investment income                           (0.94)       (0.99)       (0.92)       (0.89)     (0.75)
    Offering costs                                                    --           --           --           --      (0.02)
                                                              ----------   ----------   ----------   ----------   --------
  Net asset value, end of period                               $   11.46    $   11.91    $   11.87    $   11.64   $  10.85
                                                              ----------   ----------   ----------   ----------   --------
                                                              ----------   ----------   ----------   ----------   --------
  Per share market value, end of period                        $    9.88    $   11.16    $   10.63    $   10.25   $   9.63
                                                              ----------   ----------   ----------   ----------   --------
                                                              ----------   ----------   ----------   ----------   --------
  Total return based on net asset value                             5.32%        9.66%       11.72%       17.07%     (6.68)%+
  Total return based on market value                               (3.11)%      14.76%       13.57%       16.21%    (17.21)%+
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $ 349,597    $ 363,428    $ 362,102    $ 355,287   $331,166
  Ratio of total expenses to average net assets (excluding
    interest expense)                                               1.21%        1.25%        1.25%        1.20%      1.15%++(b)
  Ratio of interest expense to average net assets                   0.10%          --           --           --       0.02%++
  Ratio of net investment income to average net assets              7.93%        8.29%        8.21%        8.50%      7.79%++(b)
  Portfolio turnover(c)                                              133%          29%          59%          96%       158%+

  * COMMENCEMENT OF INVESTMENT OPERATIONS.
 ** AUDITED BY PRIOR AUDITORS.
  + NOT ANNUALIZED.
 ++ ANNUALIZED.
(a) CALCULATED USING THE AVERAGE SHARE METHOD
(b) RATIOS INCLUDE CERTAIN ORDINARY OPERATING EXPENSE WAIVERS. WITHOUT SUCH WAIVERS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.24% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE
   BEEN 7.71%.
(c) DOES NOT INCLUDE THE EFFECTIVE MORTGAGE DOLLAR ROLL TRANSACTIONS OR FORWARD COMMITMENT TRANSACTIONS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES
RCM Strategic Global Government Fund, Inc. (the "Fund") commenced investment operations on February 24, 1994, as a non-diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS: Investment securities are stated at market value or, in the absence of market value, at fair value as determined by or under the direction of the Fund's Board of Directors. Over-the-counter securities are valued on the basis of the most recent bid price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the most recent bid and ask prices in the over-the-counter market. Investments that mature in sixty days or less are valued at amortized cost which approximates market value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the date of purchase, sale or maturity. Realized gains and losses on security transactions are determined on an identified cost basis. Interest income, foreign taxes and expenses are accrued daily. Fees from dollar roll transactions are recognized daily on a straight-line basis over the term of the contract. The Fund accretes discount and amortizes premium to par value on securities.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and expenses are translated on the respective dates of such transactions. Net realized currency gains and losses arise from trade and settlement date gains and losses, sales of forward foreign currency contracts, and foreign currency transactions. The Fund does not isolate the portion of unrealized foreign currency exchange fluctuation on investments. Such unrealized fluctuations are included in net unrealized appreciation or depreciation on investments.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day is determined by using the appropriate current or forward exchange rate. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. There were no open Forwards in fiscal year 1998.

FORWARD COMMITMENTS: The Fund may enter into forward sale commitments in which the Fund agrees on trade date to make delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. The Fund enters into forward sale commitments to manage its portfolio duration. Realized gains and losses of forward sale commitments are recognized at the time such transactions are closed by an offsetting purchase. At January 31, 1999, there were $80,861,994 of forward sale commitments outstanding.

The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. The fee income earned for the period on these transactions was $2,757,571. At January 31, 1999, there were $302,284,063 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

INTEREST RATE SWAPS: The Fund enters into interest rate swaps for investment, hedging and risk management purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest--e.g., an exchange of floating rate payments for fixed rate payments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund records, as an increase or decrease to interest income, the net amount due or owed by the Fund on each periodic payment. The market valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates.

The Fund had $145 million in notional amount of swaps to provide regional exposure to interest rates in Europe, Canada and emerging markets. The swaps are U.S. dollar-denominated to provide interest rate exposure without foreign currency exchange risk. The difference between rates received and paid by the Fund constitutes investment income. Unrealized depreciation on swap positions was $4,088,240 at January 31, 1999.

REVERSE REPURCHASE AGREEMENTS: The Fund enters into reverse repurchase agreements with qualified counterparties as determined by or under the direction of the Fund's Board of Directors. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At January 31, 1999, the Fund had $81,127,000 in open reverse repurchase agreements outstanding. The average daily balance of reverse repurchase agreements outstanding during the fiscal year ended January 31, 1999, was approximately $7,185,948 at a weighted average interest rate of approximately 5.04%. The maximum amount of reverse repurchase agreements outstanding during the fiscal year ended January 31, 1999, was $81,127,000.

LEVERAGE: Forward sale commitments, dollar rolls, interest rate swaps, reverse repurchase agreements and other transactions may involve leverage. In order to limit leverage, the Fund segregated or delivered $346,640,339 in high credit quality, liquid investments against outstanding obligations, resulting in $123,549,995 net leverage at January 31, 1999.

FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. It is also the intention of the Fund to make distributions of substantially all of its taxable

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. As of January 31, 1999 the Fund had capital loss carryovers of $14,117,806, $18,629,658, and $1,742,109 which will expire on January 31, 2003, January 31, 2004, and January 31, 2006, respectively.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes to its holders of common stock monthly dividends of net investment income. Net realized capital gains, in excess of capital loss carryovers, if any, will be distributed to the stockholders at least annually. The Fund records all distributions to stockholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Any differences are primarily due to differing treatments for losses deferred, accounting for foreign currency, original issue discount accretion and excise tax regulations.

CASH EQUIVALENTS: The Fund considers investments in money market funds to be cash equivalents.

2.  TRANSACTIONS WITH AFFILIATES, ADMINISTRATOR AND RELATED PARTIES
Dresdner RCM Global Investors LLC, the Fund's investment manager, furnishes investment advice to the Fund and receives a fee, at the annualized rate of 0.95% of the Fund's average daily net assets. State Street Bank and Trust Company (the "Administrator") serves as the Fund's administrator and receives a fee of 0.10% on the first $250 million of the Fund's average daily net assets, 0.05% on the next $250 million and 0.02% on amounts thereafter. No principal, officer or employee of the investment manager or any affiliate thereof will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors an annual fee of $6,000 plus $1,000 for each meeting attended.

3.  CAPITAL SHARES
At January 31, 1999, there were 500,000,000 shares of common stock authorized at $0.00001 par value and 30,515,800 shares outstanding.

4.  PURCHASES AND SALES OF SECURITIES
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies, short-term securities, dollar rolls and forward commitments for the fiscal year ended January 31, 1999, aggregated $123,896,155 and $67,853,935, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, other than short-term securities and

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
------------------------------------------

4. PURCHASES AND SALES OF SECURITIES (CONTINUED) dollar rolls, for the fiscal year ended January 31, 1999, aggregated $986,247,728 and $693,405,557, respectively. At January 31, 1999, the aggregate cost of investments for federal income tax purposes was $717,474,697. Gross unrealized appreciation and depreciation of investments aggregated $8,944,998 and $2,849,075, respectively, resulting in net unrealized appreciation of $6,095,923 at January 31, 1999.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
INDEPENDENT AUDITOR'S REPORT
------------------------------

To the Shareholders and Board of Directors of the RCM Strategic Global Government Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, changes in net assets, cash flows and the financial highlights present fairly, in all material respects, the financial position of the RCM Strategic Global Government Fund, Inc. (the "Fund") at January 31, 1999, the results of its operations, the changes in its net assets, cash flows and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at January 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 19, 1999

RCM STRATEGIC GLOBAL GOVERNMENT FUND
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
---------------------------------------

Under the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of common stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street "name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash.

When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the dividend payment date, Plan participants will be issued shares of common stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the common stock, at 95% of the market value.

If the market price of the common stock is less than the net asset value of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the Fund's principal underwriter, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market, for the participants' accounts. If the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent. The Fund reserves the right to amend or terminate the Plan. To obtain a full description of the Plan or to obtain any other information about the Plan, please contact State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 or call (800) 426-5523.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
SHAREHOLDER MEETING RESULTS (UNAUDITED)
------------------------------------------

The Annual Meeting of Shareholders of RCM Strategic Global Government Fund, Inc. was held on Thursday, November 12, 1998. The number of shares issued, outstanding and eligible to vote as of record date (September 1, 1998) was 30,515,800. Present were 29,344,959 shares represented by 180 proxies or 96.16% of the eligible voting shares tabulated. The matters voted upon by Shareholders and the resulting votes for each matter are presented below:

1. The existing investment management agreement between the Fund and Dresdner RCM Global Investors LLC was approved. The votes were cast: For (28,540,032), Against (293,027), Abstain (511,900).

2. Francis E. Lundy was re-elected as to the Board of Directors for a term to expire in 2001 or until their successors shall be duly elected and qualified. The votes for Francis E. Lundy were cast: For (28,969,484), Withheld (375,475).

3. The selection by the Board of Directors of PriceWaterhouseCoopers L.L.P. as independent public accountants for the fiscal year ending January 31, 1999 was approved. The votes were cast: For (28,851,589), Against (142,013), Abstain (351,357).

AMENDMENT TO BY-LAWS
------------------------------

On December 8, 1998, the Fund's Board of Directors amended the Fund's By-laws to require advance notice of certain shareholder proposals and nominations. Copies of the amended By-laws have been filed with the Securities and Exchange Commission and are available from its public reference facilities.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

CORPORATE INFORMATION
-------------------------------

DIRECTORS
Gary W. Schreyer, CHAIRMAN AND PRESIDENT
Francis E. Lundy
James M. Whitaker

OFFICERS
George A. Rio
 CHIEF FINANCIAL OFFICER
Judith W. O'Connell
 SECRETARY AND TREASURER
Steven L. Wong
 ASSISTANT TREASURER

PORTFOLIO MANAGERS
Eamonn F. Dolan
Stephen Kim
Jack L. Bernard
Mark E. Raaberg

INVESTMENT MANAGER
Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

ADMINISTRATOR, CUSTODIAN AND
TRANSFER AGENT
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
(800) 426-5523

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110-2624

Dresdner RCM Global Investors LLC is an institutional money manager headquartered in San Francisco with approximately $63 billion in managed assets, including approximately $16 billion in fixed income securities. Dresdner RCM has over 20 years of experience in active fixed income investment management for corporate retirement plans, endowments, foundations, insurance companies, nuclear decommissioning trusts and select individuals.

RCM STRATEGIC GLOBAL
GOVERNMENT FUND, INC.

MARKET PRICES FOR RCS SHARES ARE PUBLISHED DAILY IN THE WALL STREET JOURNAL AS "RCM STRATG," IN THE NEW YORK TIMES AS "RCMSTGLFD," AND IN LOCAL NEWSPAPERS IN THE NEW YORK STOCK EXCHANGE LISTINGS. NET ASSET VALUE IS PUBLISHED WEEKLY AND APPEARS EACH MONDAY IN THE WALL STREET JOURNAL AND IN THE NEW YORK TIMES UNDER THE CAPTION "CLOSED-END BOND FUNDS." THE WEEKLY NET ASSET VALUE IS ALSO AVAILABLE EACH SATURDAY IN BARRON'S.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF RCS FOR THEIR INFORMATION. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THE REPORT. IF YOU WOULD LIKE A COPY OF PRIOR SHAREHOLDER REPORTS, PLEASE CONTACT YOUR BROKER OR CALL DRESDNER RCM DIRECTLY AT (415) 954-5400 OR VISIT THE FUND'S WEBSITE AT WWW.RCSFUND.COM.

INVESTMENT MANAGER:
DRESDNER RCM GLOBAL INVESTORS LLC
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CALIFORNIA 94111